UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

REDFIN NETWORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28457	86-0955239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 W. Cypress Creek Rd., Suite 411
Fort Lauderdale, FL 33309

(Address of principal executive offices)

(954) 769-1335

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, in October 2012, RedFin Network, Inc. (the “Company”) entered into a Senior Secured Revolving Credit Facility Agreement (the “Credit Agreement”) with TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (“TCA”).  Pursuant to the Credit Agreement, TCA agreed to loan the Company up to a maximum of $3,000,000 for working capital purposes. The initial credit line of $350,000 was funded by TCA in connection with the October 2012 closing. On December 14, 2012, the Company entered into Amendment No. 1 to the Credit Agreement (the “Amended Credit Agreement”) which increased the credit line to $380,000.  In addition, under the terms of the Amended Credit Agreement, at the Company’s request, TCA released $70,000 it was holding in reserve under the terms of the Credit Agreement and provided a temporary forbearance of its right to require the retention of a reserve amount for the purpose of satisfying the Company’s capital requirements under the terms of the Credit Agreement.  The amounts borrowed pursuant to the Amended Credit Agreement are evidenced by an Amended and Restated Revolving Note in the principal amount of $380,000 (the “Amended Revolving Note”) which amended, restated and replaced the initial revolving note delivered to TCA in October 2012.

On June 10, 2013, the Company entered into Amendment No. 2 to the Senior Secured Revolving Credit Facility Agreement (the “Second Amendment”) whereby TCA agreed to advance an additional principal amount of $300,000. The total amounts borrowed are evidenced by that certain Second Amended and Restated Revolving Promissory Note in the principal amount of $680,000 (the “Second Amended Note”), which amended, restated and replaced the first Amended and Restated Revolving Promissory Note, dated November 30, 2012.

As consideration for TCA entering into the Second Amendment, on June 10, 2013, Jeffrey Schultz assigned Trafalgar Capital Advisors, Inc. 50,000 shares of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) pursuant to that certain Series A Preferred Stock Assignment Agreement (the “Assignment Agreement”). Each one share of Series A Preferred Stock entitles the holder to 1,000 votes of the Company’s common stock.

The above descriptions of the Credit Agreement, Amended Credit Agreement, Amended Revolving Note, do not purport to be complete and are qualified in their entirety by reference to the Credit Agreement, Amended Credit Agreement, Amended Revolving Note, which are incorporated by reference to Exhibits 10.34, 10.44, and 10.45 to the Company’s Current Reports on Form 8-K filed on October 26, 2012 and December 14, 2012 respectively.  The above descriptions of the Second Amendment, the Second Amended Note, and the Assignment Agreement do not purport to be complete and are qualified in their entirety by reference to the full documents attached hereto as Exhibit 10.46, Exhibit 4.1, and Exhibit 10.47 to this Current Report on Form 8-K, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated here by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Election of Directors

Effective June 18, 2013, Mr. David Rappa was appointed as President and Director of the Company. In addition, Mr. Joseph Jones was appointed as a Director of the Company.

Below is a description of their relevant business experience:

David Rappa, age 42, President and Director

Mr. David Rappa, age 42, brings over 20 years of experience in product development and sales both domestically and internationally. In 2007, Mr. Rappa joined Secured Financial Network as Vice President of Business Development and was co-founder and President of its subsidiary Redfin Network, Inc. From 2006 to 2007, he was a consultant for Secured Financial Network to identify strategic business partners in payment-processing. From 1999 to 2003, he served as Vice President of Sales and Marketing of US Data Authority, an online data storage infrastructure company he co-founded, which was taken public. From 1992 to 1999, he held various senior sales positions at Cable and Wireless PLC and served on several sales-related advisory boards at the company.

Mr. Rappa has an undergraduate degree from Florida State University.

Joseph Jones, age 28, Director

Mr. Joseph Jones, 28, was appointed Chief Financial Officer of the Company in April, 2013. Previously, he served as the Company’s Internal Comptroller from March, 2011. From 2004 until 2011, Mr. Jones was employed by Richard Jones Construction Company, Inc., serving as Chief Financial Officer (February 2009 until February 2011), Chief Operating Officer (September 2006 until January 2009) and Contract Manager (June 2004 until August 2006). In the position of Chief Financial Officer, he maintained investor relations, secured construction development loans in excess of $20 million and oversaw all general accounting practices, which included revenues of $175 million annually for the company’s Florida, South Carolina and North Carolina divisions. As Chief Operating Officer, he oversaw field operations, contract management, customer service, human resources, license/insurance compliance for the company’s development division, and he maintained coordination between the construction and development divisions assuring timely completion of all projects.

Mr. Jones received a Bachelor of Arts in Business from Florida Atlantic University.

Family Relationships

There is no family relationship between Mr. Rappa or Mr. Jones and any of the Company’s other directors or officers.

Related Party Transactions

None.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document

4.1	Second Amended and Restated Revolving Promissory Note, effective June 10, 2013, by and between Redfin Network, Inc. and TCA Global Credit Master Fund, LP*
10.34
Senior Secured Revolving Credit Facility Agreement dated October 26, 2012, effective September 30, 2012, by and between RedFin Network, Inc. and TCA Global Credit Master Fund, LP. (incorporated herein by reference to Exhibit 10.34 to the Company’s Current Report on Form 8-K filed on November 1, 2012).

10.44
Amendment No.1 to the Senior Secured Revoloving Credit Facility Agreement dated December 14, 2012, effective November 30, 2012, by and between RedFin Network, Inc. and TCA Global Credit Master Fund, LP  (incorporated herein by reference to Exhibit 10.34 to the Company’s Current Report on Form 8-K filed on November 1, 2012).

10.45
Amended and Restated Revolving Promissory Note in the principal amount of $380,000 issued November 30, 2012 effective December 14, 2012 from RedFin Network, Inc. to TCA Global Credit Master Fund LP (incorporated herein by reference to Exhibit 10.34 to the Company’s Current Report on Form 8-K filed on November 1, 2012).

10.46	Senior Secured Revolving Credit Facility Agreement, effective June 10, 2013, by and between Redfin Network, Inc. and TCA Global Credit Master Fund, LP*
10.47	Series A Preferred Stock Assignment Agreement, effective June 10, 2013, by and between Jeffrey Schultz and Trafalgar Capital Advisors, Inc. (doing business as TCA Fund Management Group)*
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDFIN NETWORK, INC.

Date: July 8, 2013	By:	/s/ Michael Fasci
Name: Michael Fasci
Title: Chief Executive Officer